EXHIBIT 99.1

GOVERNMENT UTILITIES OIL AND GAS RAIL CHEMICAL DISTRIBUTION INVESTOR PRESENTATION Pending NASDAQ: DUOT FEBRUARY 2020

2 Safe Harbor Statement This presentation, as well as other written or oral statements made from time to time, includes “forward - looking statements,” within the meaning of the U . S . Securities Act of 1933 , as amended and the U . S . Securities Exchange Act of 1934 , as amended, or the “Exchange Act . ” Forward - looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations . Forward - looking statements reflect our current views with respect to future events . The words “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “project,” “estimate,” “plans,” “continuing,” or the negative of these words and similar expressions identify forward - looking statements . These forward - looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward - looking statements . All forward - looking statements involve risks, assumptions and uncertainties . You should not rely upon forward - looking statements as predictors of future events . The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control . Actual results may differ materially from expected results . These risks, assumptions and uncertainties are not all of the important factors that could cause actual results to differ materially from those expressed in any of our forward - looking statements . Other known as well as unknown or unpredictable factors also could harm our results . All of the forward - looking statements we have included in this presentation are based on information available to us on the date of this presentation . We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward - looking statements, whether as a result of new information, future events or otherwise . In light of these risks, uncertainties and assumptions, the forward - looking events discussed in this presentation might not occur . Any reference to financial projections in this presentation, if any, are for illustrative purposes only and are based upon certain hypothetical assumptions, which we believe are reasonable as of the date of this Presentation . The selection of assumptions requires the exercise of judgment and is subject to uncertainty due to the effect that economic or other changes may have on future events . The assumptions used for the projections in this Presentation, if any, are those we believe to be most significant to the projections . Pending NASDAQ: DUOT

3 Who We Are Headquartered in Jacksonville, FL Staff of 74 employees and 11 full - time contractors ( 85 Total ) We design, develop and implement Turnkey Advanced Intelligent Technologies • Intelligent Sensor and Data Acquisition Systems • Decode inputs from virtually any sensor or data output/input • Artificial Intelligence (AI) Analytics • Emphasis on AI enables faster results that improve over time • Enterprise Information Management (EIM) • Translate and present that information to end users seamlessly 3

4 Who We Serve Our Products are Industry Agnostic with current focus on • Rail transportation (highlighted in this presentation) • Retail distribution centers • Critical infrastructure security 9 patents and 16 trademarks granted and/or pending 4 February 2019 - Launched AI and deep learning subsidiary true vue 360 TM

5 What is Connected Intelligence • Advanced, intelligent technologies are becoming increasingly complex • Development requires multiple skill sets across different areas of expertise • Industry - wide trend to outsource development and maintenance of these complex technology systems 5 We provide end - to - end solutions to address this unmet needs Duos Differentiator Turnkey Data Capture Allows operators to access vital information without disrupting existing processes Analytics via AI capabilities Captured data is converted into actionable information and leveraged at scale End User Interface Presents information, images and other data to the customer in a format that allows for clear decision making true vue 360 TM duos tech duos tech

6 Our Solutions for Rail Significant Revenue Driver

7 Rapidly Changing Rail Industry » Freight railroads generally have operated the same way for more than a century » Recently the business model has changed significantly » Now railroads want to run more like commercial airlines , where departure times are set » “Precision - scheduled railroading … sparked a stock rally that has added tens of billions of dollars to railroad values in the past 6 months ” Source: The Wall Street Journal (April 2019) Precision Railroading is based on » Significant labor force reduction » Addition of significant technologies to streamline the mechanical inspection process » Analysts expect “the North American freight rail network to near full automation in seven years … [that] could come in as a significant traffic growth opportunity” » …However, the market for automated solutions is virtually unpenetrated Source: Cowen Washington Research Group Precision Railroading is a Game Changer

8 The Current Railcar Inspection Process NORTH AMERICAN AMERICAN RAIL RAIL MARKET DATA 60B Freight Rail /yr. 1.56M Freight Cars 26,500 Locomotives 140,000 Miles of Class 1 Track 500 + Freight Rail Yards 21 Regional Railroads 510 Local Railroads $ Source: US Federal Railroad Administration 8 • Railcar inspections are mandated by the Federal Railroad Administration (FRA) • Each railcar requires mechanical inspection prior to leaving a rail yard • Currently conducted manually inside rail yards • Average dwell time: 1.5 to up to 3 hours per train • We invented the automated rail car inspection portal technology • Industry is rapidly adopting this new technology, introducing automation • Precision railroading requires change in maintenance strategies

9 Our Solution Railcar Inspection Portal ( r i p ® ) duos tech r i p ® solution: Remote, four - sided (360 ° ), automated mechanical inspection while traveling at speeds ≥ 120 MPH before train enters a yard Implementations:  Mechanical Inspections  B order Crossings  S ecurity Inspections Benefits of r i p ® Reduction/shift of field labor (Finders become Fixers) Substantial reduction of dwell time per train Increased safety, accuracy and efficiencies Increase in average system velocity Prevent derailments Substantial savings, impact on operator’s bottom line

10 r i p ® 360 ° Example Detections at Speed Dead Body (Mexico) Separated Truck Illegal Riders Oil Leak Spring out of Position Shaved Axel

11 The Future of Railcar Mechanical Inspections r i p ® Railcar Inspection Portal 360 o Inspection explains … See video at https://vimeo.com/332002914

12 The North American Rail Market NORTH AMERICAN RAIL NETWORK NORTH AMERICAN RAILYARDS Significant Growth Opportunity, Revenue Driver

rip® Railcar Inspection Portal

Recent Developments:
Canadian National • 7 Inspection portal systems completed over two years • Significant expansion of existing systems planned for 2020 (additional aspects also to be included)
KCSM • 1 portal shipped in Q4/2019, final installation Q1/2020 • Considered a pilot for future expansion
CSX • 1 Inspection completed in Q4/2019 • Next phase is development of AI applications • Considered a pilot for future expansion
Transit Rail • Applications adapted to transit sector • Marketing started in Q3/2019
Industrial Version • Developed/deployed with manufacturers • Shortlines represent significant market opportunities


FINANCIAL POST

Emily Jackson - June 4, 2019 4:19 PM EDT ejackson@nationalpost.com

CN Rail expects automation to save up to $400 million over next three years

Artificial intelligence can inspect 120 cars in the same time it takes a worker to check a single car duostech connected intelligence

13

Our Technologies' Future in Artificial Intelligence and Intelligent Analytics NEURAL NETWORKING true vue 360 TM a duos tech company

15 Proprietary AI platform including privately hosted cloud architecture Industry agnostic with initial target industries: • Rail • Logistics • Security • Government Current deployments: • 22 rail applications completed or in learning mode for multiple customers • Gate automation (logistics) • Security applications In the immediate future: • >12 new models per month to be completed a duos tech company true vue 360 Platform Capabilities New technology enables computers to continuously learn new concepts from raw data Model development and algorithm creation designed for analysis of images and sensor data to discover: Performance Anomalies Security Threats Mechanical Defects Predictive maintenance issues true vue 360 TM SaaS Pricing Model Builds Recurring Revenue Revenue ❶ Upfront charge per model development ❷ Annual upfront license charge ☑ Per application ☑ Per site truevue360™ Roadmap



2019
Q1
Q2
Q3
2020
✓ Establish company, resources and begin platform development
✓ Release first version of platform
✓ Sales team hired and executing
>12 New models/applications per month – expand to other industries
✓ Launched AI and deep learning subsidiary truevue360™
✓ Establish modeling hardware
✓ First revenues from existing customers
✓ Expanded contract with Class 1 freight railroad for ~$1.0M in recurring rev. over 5-year contract duostech
connected intelligence

16

Financial Overview

18 Consolidated Income Statement (in ‘000s) 9 Months 2019 (Unaudited) 9 Months 2018 (Unaudited) FY 2018 FY 2017 Revenue $7,896 $9,490 $12,048 $3,885 Cost of Sales 4,566 5,428 6,844 2,295 Gross Profit 3,330 4,062 5,204 1,590 % of Revenue 42% 43% 43% 41% Operating Expenses 6,365 4,796 6,774 5,034 Income (Loss) from Operations (3,035) (734) (1,569) (3,443) Other Income (Expense) (15) (11) (11) (1,709) Net Income (Loss) ($3,050) ($745) ($1,580) (5,152) EPS (LPS)* (1.82) ($0.56) ($1.06) ($20.07) 2018: Record topline revenues with key clients in target markets 2019 : Revenue Guidance $13.5 - $14.0 million 2020: Initial Revenue Guidance $ 20.0 million, expected to be cashflow positive for full year * Split - Adjusted Pending NASDAQ: DUOT FINANCIAL REVIEW (2018 – 2020)

19 Balance Sheet (in ‘000s) Based on September 30, 2019 10Q (Unaudited) Current Assets $4,026 Cash, A/R, Contract Assets* $3,767 Current Liabilities $5,326 Deferred Revenue, Contract Liabilities** $1,597 Debt (non - convertible, 3% Coupon) $1,000 ____________ * Contract Assets become A/R as projects complete milestones ** Contract Liabilities reduce as project milestones completed Cash 1/24/2020: $1,019 Selected Data Pending NASDAQ: DUOT

20 Common Stock 1,980,085 Warrants Options 1,521,250 * 163,010 ** Series B Convertible Preferred *** 243,572 Total Share Count Fully Diluted 3,907,917 Capital Structure ____________ * Weighted Average Exercise Price: $8.78/share ** Exercise Price : $14.00/share *** Common Stock Equivalent as converted Pending NASDAQ: DUOT as of 12/31/2019

Experienced Leadership Team

Pending NASDAQ: DUOT

Gianni Arcaini

Chairman, President, CEO

Mr. Arcaini's thirty-five year executive career began in Europe, leading a range of companies, spanning multiple industries. After immigrating to the United States, Mr. Arcaini formed Environmental Capital Holdings, Inc. ("ECH"), a company focusing on the transfer of technologies from Europe to the U.S. ECH later acquired Duos Engineering B.V. which was later rebranded as Duos Technologies (USA), Inc., the predecessor company of Duos. In 2002, Duos Technologies (USA) spun off from ECH and under the leadership of Mr. Arcaini expanded into a broad-based technology company with a special focus on developing technologies for the homeland security industry. Mr. Arcaini is the inventor or co-inventor of all current technologies offered by Duos and is signatory to 14 patents granted or pending. He graduated from the State Business School in Frankfurt, Germany and is fluent in five languages.

Adrian Goldfarb

EVP, Chief Financial Officer, Director

Mr. Goldfarb is an industry veteran including more than 35 years in information technology beginning at IBM. For the last 20 years, Mr. Goldfarb has specialized in new venture and early stage organizations where he has assumed roles of increasing responsibility and leadership including CFO, President, and Board Member. Mr. Goldfarb currently serves as our CFO and member of the Board of Directors and oversees the Company's IT Asset Management business unit. He holds a Bachelors of Arts in Business Administration with a concentration in Finance.

Connie Weeks

EVP, Chief Accounting Officer

Ms. Weeks has over thirty-five years of accounting experience and is responsible for all aspects of financial reporting, internal controls, and cash management. She has been a key member of the Duos team for over 17 years. She also oversees the Company's Human Resources function.

Wm. Scott Carns

SVP, interim-Chief Operating Officer/ Operating Subsidiary

Mr. Carns has extensive experience in information technology with an emphasis on intelligent video analytics and centralized command and control applications. Prior to joining Duos, Mr. Carns was Information Technologies Coordinator for Environmental Capital Holdings, Inc. and was President of Software Solutions Group, Inc. Mr. Carns supports the sales teams for project implementation. He also served in the US Army and attended Kansas State University.

David Ponevac

SVP, Chief Technology Officer / Operating Subsidiary

Mr. Ponevac has over fifteen years of software engineering experience concentrating on web and mobile environments. He has considerable expertise in Objective-C, Java, C#, PHP and many other scripting languages. He is also driving the Company's Artificial Intelligence efforts including platform development. Previously, he was CTO of Lucean LLC and worked with a range of domestic and international clients operating in the public and private sectors. He holds a Bachelors of Science in Electrical Engineering and a Masters in Computer Science, both from University of Texas, El Paso.

Javier Acosta

VP, Operations/ Operating Subsidiary

Mr. Acosta has more than 20 years' experience in operational and planning leadership roles, having worked with a large Fortune 20 company, as well as with much smaller companies. His leadership, vision, and team building efforts have produced process improvements while fostering strong ties with consumers, distribution channel partners, and organizations world-wide. While at Ford Motor Company, he served across various roles and international assignments providing global contributions to Ford's industry leading multinational process improvement initiatives.

Mike Halter

VP, Engineering / Operating Subsidiary

Mr. Halter is an accomplished technical leader with 29 years of experience in multiple engineering disciplines including electrical, mechanical, chemical, manufacturing, test and software engineering. His career ranges from leading large groups of engineers in multibillion-dollar corporations to directing small engineering teams in start-up companies and driving them from start-up through acquisition. He has served as the technical team lead in obtaining and maintaining ISO9001 and AS9100 certifications with multiple organizations. He currently serves as our Vice President of Engineering and has primary oversight for the development and delivery of Duos products. He holds a Master of Science degree in Electronic Engineering and Instrumentation as well as a Bachelor of Science degree in Physics both from University of Arkansas, Little Rock.

duostech
connected intelligence
21

22 Investment Highlights Significant, Global Market Opportunities • Combined North American markets exceed $100B • $60B North American Rail Industry • $53B Enterprise Information Management (EIM) Market • $ 2B Video Analytics Market • Unquantifiable AI Market Growing, Tier - one Customer Base • Multiple, multi - million dollar deployments announced in 2018 with more expected in 2019 Improving Financial Position • 2018 revenue of $12 million, representing a 210% increase compared to 2017 • 2019 revenue guidance of $13.5 to $14 million • 2020: Initial Revenue Guidance $ 20.0 million, expected to be cashflow positive for full year Strong Rail Industry Tailwinds • Industry rapidly moving toward automation and optimization to reduce costs, increase safety and improve efficiency Superior, Proprietary Technology • Spent majority of 2018 on further developing in - house technologies to enable exponential scaling in 2019 – 2020 Built for the Future • Launched AI and deep learning subsidiary true vue 360 TM earlier this year • Proprietary platform compatible with third party applications • Transition to software focus should lead to increased margins and recurring revenues Pending NASDAQ: DUOT

23 Contact Us Duos Technologies Corporate Tracie Hutchins Duos Technologies Group, Inc. 904 - 652 - 1601 tlh@duostech.com Investor Relations Matt Glover or Tom Colton Gateway Investor Relations 949 - 574 - 3860 DUOT@gatewayir.com Pending NASDAQ: DUOT